UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2006

Aetna Inc.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-16095	23-2229683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Farmington Avenue, Hartford, CT		06156
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 273-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2006, Aetna Inc. (the “Company”) executed an Underwriting Agreement (the “Underwriting Agreement”) incorporated by reference into a Pricing Agreement of even date between the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the underwriters named in Schedule I thereto (together, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $2 billion of its senior notes, consisting of $450 million aggregate principal amount of its 5.750% Senior Notes due 2011, $750 million aggregate principal amount of its 6.000% Senior Notes due 2016 and $800 million aggregate principal amount of its 6.625% Senior Notes due 2036 (collectively, the “Senior Notes”). The sale of the Senior Notes was registered with the Securities and Exchange Commission in a Registration Statement on Form S-3, File No. 333-130126. The Senior Notes were offered pursuant to a prospectus dated December 5, 2005 and a prospectus supplement dated June 6, 2006. The closing of the sale of the Senior Notes occurred on June 9, 2006.

The Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report, and the Pricing Agreement, which is filed as Exhibit 1.2 of this Current Report, are incorporated by reference herein in response to this Item 1.01.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 9, 2006, the Company issued a press release announcing the completion of the offering and sale of the Senior Notes. A copy of the press release is furnished herewith as Exhibit 99.1.

Section 8 – Other Events

Item 8.01 Other Events.

In connection with the offering and sale of the Senior Notes, an officers’ certificate of the Company was executed to establish and designate the Senior Notes and the terms and characteristics of the Senior Notes (the “Officers’ Certificate”). The Senior Notes were issued, and the Officers’ Certificate was executed, pursuant to the Senior Indenture dated as of March 2, 2001 between the Company and U.S. Bank National Association, as successor in interest to State Street Bank and Trust Company, as trustee.

The Officers’ Certificate is filed as Exhibit 4.1 to this Report and is incorporated by reference herein in response to this Item 8.01.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement of Aetna Inc. dated June 6, 2006
1.2	Pricing Agreement between Aetna Inc. and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. dated June 6, 2006
4.1	Officers’ Certificate dated June 9, 2006 establishing and designating the Senior Notes
99.1	Press Release of Aetna Inc. dated June 9, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETNA INC.
(Registrant)

Date:	June 9, 2006	By:	/s/ Ronald M. Olejniczak

			Name:	Ronald M. Olejniczak
			Title:	Vice President and Controller